Filed Pursuant to Rule 497(e)
File Nos. 333-179562; 811-22668
Defiance NUKZ Option Income ETF
(the “Fund”)
Supplement dated May 13, 2026 to the
Prospectus and Statement of Additional Information (“SAI”),
each dated November 17, 2025, as supplemented

THIS SUPPLEMENT CONTAINS IMPORTANT INFORMATION ABOUT CHANGES TO THE FUND’S NAME, TICKER SYMBOL, INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, AND INVESTMENT POLICIES THAT WILL BE EFFECTIVE ON OR ABOUT JULY 12, 2026.

The following information supplements and should be read in conjunction with the Fund’s Prospectus and SAI.
While the Fund remains unavailable for investment at this time, Defiance ETFs, LLC, the Fund’s investment adviser (the “Adviser”), has recommended, and the Board of Trustees of ETF Series Solutions has approved, changes to the Fund’s name, ticker symbol, investment objective, principal investment strategies, principal risks, and investment policies to reflect the Fund’s change in investment exposure from the Range Nuclear Renaissance Index ETF (NUKZ) to the Roundhill Memory ETF (DRAM). These changes are scheduled to go into effect on or about July 12, 2026. The Fund’s management fee and expense ratio will not change as a result of these changes.

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Please retain this Supplement with your Prospectus and SAI for future reference.